                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) August 9, 2010

                   CONSOLIDATED CAPITAL PROPERTIES IV, LP

           (Exact name of Registrant as specified in its charter)

Delaware	0-11002	94-2768742
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or	File Number)	Identification Number)
Organization)

                               55 Beattie Place

                             Post Office Box 1089

                       Greenville, South Carolina 29602

                   (Address of principal executive offices)

                                (864) 239-1000

                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Consolidated Capital Properties IV, LP, a Delaware limited partnership (the “Registrant”), owns a 100% interest in CCP IV Arbours of Hermitage, LLC, a Delaware limited liability company (the “Company”).  The Company owns Arbours of Hermitage Apartments (“Arbours of Hermitage”), a 350-unit apartment complex located in Hermitage, Tennessee.  As previously disclosed, on May 21, 2010, the Company entered into a Purchase and Sale Contract (the “Purchase Contract”) with a third party, Neyland Apartment Associates LLC, a Tennessee limited liability company (the “Purchaser”), to sell Arbours of Hermitage for a total sales price of $16,600,000.

As previously disclosed, on July 8, 2010 and July 13, 2010, the Company and the Purchaser entered into amendments to the Purchase Contract pursuant to which the feasibility period was extended from July 8, 2010 to August 12, 2010 and the closing date was extended from July 19, 2010 to August 23, 2010.

On August 9, 2010, the Company and the Purchaser entered into a Third Amendment to Purchase and Sale Contract (the “Third Amendment”) pursuant to which the feasibility period was further extended from August 12, 2010 to September 15, 2010, the closing date was further extended from August 23, 2010 to September 30, 2010, the Purchaser’s recoverable damages, assuming a default by the Company, for its documented direct and actual out-of-pocket expenses and costs increased from $75,000 to $150,000, the maximum claim that may be made for insurance proceeds related to the fire damaged property increased from $1,169,598 to $1,307,867.54 and the credit against the purchase price was modified to be equal to the product of (i) the number of months between the closing date through December 31, 2010 (previously October 31, 2010) and (ii) $9,031.31.

This summary of the terms and conditions of the Third Amendment is qualified in its entirety by reference to the Third Amendment, a copy of which is attached hereto as an exhibit.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

10.156      Third Amendment to Purchase and Sale Contract between CCP IV Arbours of Hermitage, LLC, a Delaware limited liability company, and Neyland Apartment Associates, LLC, a Tennessee limited liability company, dated August 9, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CAPITAL PROPERTIES IV, LP

By:   ConCap Equities, Inc.

General Partner

By:   /s/Stephen B. Waters

Stephen B. Waters

Senior Director of Partnership Accounting

Date: August 12, 2010